NUMBER 1

                                                     PRINCIPAL AMOUNT $1,000,000


                               808099 ALBERTA LTD.

           Incorporated under the Business Corporations Act (Alberta)

                              CONVERTIBLE DEBENTURE


For value received, 808099 ALBERTA LTD. (hereinafter referred to as the "Corporation") hereby acknowledges itself indebted to URANIUM POWER CORPORATION, 420 - 475 HOWE STREET, VANCOUVER, BRITISH COLUMBIA V6C 2B3 (the "Holder"), and promises to pay to the Holder the amount of $1,000,000 (the "Principal Amount"), on September 29, 2008 or such earlier date as the Principal Amount may become due and payable (subject to and in accordance with the terms, conditions and provisions of this Debenture) (the "Maturity Date"), in lawful money of Canada at the head office of the Corporation, or at such other place or places within Alberta, as may be designated by the Corporation from time to time by notice in writing to the Holder, together with all costs and expenses that may become payable to the Holder hereunder. The Corporation will pay interest on the Principal Amount outstanding from time to time at a rate per annum equal to three per cent (3%), calculated from the date hereof, such interest to be paid to the Holder, in cash or securities at the option of the Holder in accordance with the terms hereof, on the Maturity Date.

By its execution hereof, the Holder acknowledges and agrees to the terms and conditions hereof, including the terms and conditions set out in Schedule "A" hereto, which are incorporated herein by reference and form a part of this Debenture.

IN WITNESS WHEREOF, the Corporation and the Holder have caused this Debenture to be executed as of September 29, 2004.


                                   808099 ALBERTA LTD.

                                   Per:  ______________________________

                                   ----------------------------------------
                                   Full Legal Name of Holder (please print)


                                   ----------------------------------------
                                   (signature)

                                   The Holder  shall  not  trade this Debenture,
                                   except   in   accordance   with    applicable
                                   securities legislation.

                                  SCHEDULE "A"

The following terms and conditions are applicable to the Convertible Debenture of 808099 ALBERTA LTD., dated as of September 29, 2004, made in favour of the Holder.

                                   ARTICLE 1

                                 INTERPRETATION

1.1   DEFINITIONS

      Whenever used in this Debenture, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the indicated meanings, respectively:

"THIS DEBENTURE", "THE DEBENTURE", "DEBENTURE", "HERETO", "HEREIN", "HEREBY", "HEREUNDER", "HEREOF" and similar expressions refer to this convertible debenture and not to any particular Article, Section, Subsection, clause, subdivision or other portion hereof and include any and every instrument supplemental or ancillary hereto and every debenture issued in replacement hereof;

"BUSINESS DAY" means a day that is not a Saturday or Sunday or a civic or statutory holiday at the place where the Corporation has its registered office;

"CONVERSION RATE" means the price of $1.30 per Share;

"CORPORATION" means 808099 Alberta Ltd., a body corporate incorporated under the laws of the Province of Alberta, and includes any successor corporation of the Corporation;

"DATE OF  CONVERSION"  shall have the  meaning  ascribed  therein  in  PARAGRAPH
2.2(B);

"HOLDER" means the Person from time to time registered as the holder of this Debenture and includes any assignees or successors to or of the Holder;

"MATURITY DATE" means September 29, 2008;

"PERSON" includes individuals, partnerships, corporations, companies and other business or legal entities;

"PRINCIPAL AMOUNT" means the principal amount of this Debenture as set forth on the face page hereof;

"SHARES" means common shares in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Debenture and shall include any and all shares resulting from any subdivision, redivision, reduction, combination or consolidation, merger, amalgamation or reorganization and any common shares of any company or corporation to which the Corporation may sell, lease or transfer or otherwise dispose of all or substantially all of its property and assets; and

"TIME OF EXPIRY" shall have the meaning ascribed thereto in PARAGRAPH 2.1(A).

1.2   INTERPRETATION

Whenever used in this Debenture, words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the neuter or the feminine genders and vice versa.

1.3   HEADINGS, ETC.

      The division of this Debenture into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

1.4   DAY NOT A BUSINESS DAY

      In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

1.5   CURRENCY

      All references to currency herein shall be to lawful money of Canada unless otherwise specifically noted.

                                   ARTICLE 2

                             CONVERSION OF DEBENTURE

2.1   CONVERSION AND CONVERSION RATE

(a) Upon and subject to the terms and conditions set out in this ARTICLE 2, the Holder shall have the right at its option (exercisable at any time and from time to time prior to the close of business on the Maturity Date (the "TIME OF EXPIRY")) to convert some or all of the Principal Amount, as adjusted for prepayments pursuant to the provisions hereof, into fully paid and non-assessable Shares, at the Conversion Rate.

(b)   The Conversion  Rate shall be subject to adjustment as provided in SECTION
      2.3.

2.2   MANNER OF EXERCISE OF RIGHT TO CONVERT

(a) If the Holder wishes to convert the Principal Amount into Shares pursuant to PARAGRAPH 2.1(A), the Holder shall, prior to the Time of Expiry, surrender this Debenture to the Corporation at its principal office in
      Calgary, Alberta, together with a written notice of exercise, substantially in the form attached hereto as Appendix 1, duly executed by the Holder. Upon delivery of such materials to the Corporation, the Holder (or, subject to the payment of all applicable stamp or security transfer taxes or other governmental charges by the Holder, its nominee(s) or assignee(s)), shall be entitled to be entered on the books of the Corporation (as of the Date of Conversion) as the Holder of the number of Shares into which the Principal Amount is converted and, as soon as practicable thereafter, the Corporation shall deliver to the Holder (or, subject as aforesaid, its nominee(s), or assignee(s)), a certificate or certificates for such Shares.

(b) For the purposes of this ARTICLE 2, this Debenture shall be deemed to be surrendered for conversion by the Holder on the date (herein called the "DATE OF CONVERSION") on which it (and the notice contemplated by PARAGRAPH 2.2(A) above) is actually received by the Corporation.

(c) Upon surrender to the Corporation of this Debenture, where the principal amount of this Debenture is to be converted in part only, the Holder shall be entitled to receive, without expense to such Holder, a new Debenture for the unconverted portion of the principal amount of this Debenture so surrendered.

(d) Upon the surrender of this Debenture pursuant to this SECTION 2.2, the Holder shall be entitled to receive accrued and unpaid interest in respect thereof up to the Date of Conversion.

2.3   ADJUSTMENT OF CONVERSION RATE

(a)   If, and whenever at any time and from time to time the  Corporation  shall
      (i) subdivide, redivide or change its then outstanding Shares into a greater number of Shares, (ii) reduce, combine, consolidate or change its then outstanding Shares into a lesser number of Shares, or (iii) issue Shares (or securities exchangeable or convertible into Shares) to the holders of all or substantially all of its then outstanding Shares by way of stock dividend or other distribution (any of such events being herein called a "SHARE REORGANIZATION"), the Conversion Rate shall be adjusted effective immediately after the effective date or record date for the Share Reorganization, by multiplying the number of Shares issuable as set forth in the definition of "Conversation Rate" (as may be adjusted from time to time) by the quotient obtained when:

      (i) the number of Shares outstanding immediately after the completion of such Share Reorganization (but before giving effect to the issue of any Shares issued after such record date otherwise than as part of such Share Reorganization) including, in the case where securities exchangeable or convertible into Shares are distributed, the number of Shares that would have been outstanding had such securities been exchanged for or converted into Shares on such record date, is divided by

      (ii) the number of Shares outstanding on such effective date or record date before giving effect to the Share Reorganization.

(b) If, and whenever there is a capital reorganization of the Corporation not provided for in PARAGRAPH 2.3(A) or a consolidation, merger, arrangement or amalgamation (statutory or otherwise) of the Corporation with or into another body corporate (any such event being called a "CAPITAL Reorganization"), and the Holder has not exercised its right of conversion prior to the effective date or record date for such Capital Reorganization, then the Holder shall be entitled to receive and shall accept, upon any conversion of the Principal Amount after the effective date or record date for such Capital Reorganization, in lieu of the number of Shares to which it was theretofore entitled upon conversion, the aggregate number of Shares or other securities of the Corporation (or of the corporation or body corporate resulting, surviving or continuing from the Capital Reorganization) that the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof, it had been the registered Holder of the number of Shares to which it was theretofore entitled upon the conversion of the Principal Amount.

2.4   CONVERSION OF ACCRUED INTEREST

(a) On the sooner of the Maturity Date or the date of conversion of the entire amount of the Debenture pursuant to this ARTICLE 2 (the "INTEREST CONVERSION DATE"), if the Holder wishes to convert the then accrued and unpaid interest (the "INTEREST AMOUNT") into Shares, the Holder shall have the right at its option to convert some or all of the Interest Amount into fully paid and non-assessable Shares at the Interest Conversion Rate. For the purposes hereof, the "INTEREST CONVERSION RATE" shall be equal to the subscription price per Share on the Corporation's most recently completed private equity or private equity based financing.

(b) If the Holder wishes to convert the Interest Amount into Shares pursuant to PARAGRAPH 2.4(A) above, the Holder shall deliver a notice of its intention to convert to the Corporation at its principal office in Calgary, Alberta, duly executed by the Holder, at least 5 business days prior to the Interest Conversion Date. Upon delivery of such notice to the Corporation, the Holder (or, subject to the payment of all applicable stamp or security transfer taxes or other governmental charges by the Holder, its nominee(s) or assignee(s)), shall be entitled to be entered on the books of the Corporation (as of the Interest Conversion Date) as the holder of the number of Shares into which the Interest Amount is converted and, as soon as practicable thereafter, the Corporation shall deliver to the Holder (or, subject as aforesaid, its nominee(s), or assignee(s)), a certificate or certificates for such Shares.

2.5   NO REQUIREMENT TO ISSUE FRACTIONAL SHARES

      The Corporation shall not be required to issue fractional Shares upon the conversion of the Principal Amount into Shares or the payment of interest through the issuance of Shares pursuant to this Article 2. If any fractional interest in a Share would otherwise be deliverable upon the conversion of the Principal Amount, then the number of Shares to be issued shall be rounded down to the next whole number.

2.6   CANCELLATION OF CONVERTED DEBENTURE

      Upon conversion of the entire Principal Amount pursuant to this ARTICLE 2 and payment of all accrued and unpaid interest, this Debenture shall be cancelled and shall be of no further force or effect.

                                   ARTICLE 3

            REDEMPTION AND PURCHASE OF DEBENTURES BY THE CORPORATION

3.1   REDEMPTION OF DEBENTURES BY CORPORATION

      Subject to the provisions of this ARTICLE 3, this Debenture shall be redeemable at the option of the Corporation, in its entirety, but not partially, at any time after the date that is 26 months after the date hereof and prior to the Maturity Date (in the manner hereinafter provided and in accordance with and subject to the provisions hereinafter set forth), at a price equal to the Principal Amount hereof together with accrued and unpaid interest on the Principal Amount hereof to the date fixed for redemption. For the purposes hereof, such price, including accrued and unpaid interest at which this Debenture may be redeemed, is hereinafter referred to as the "REDEMPTION PRICE".

3.2   NOTICE OF REDEMPTION AND HOLDER'S RIGHT TO CONVERT

      Notice of the Corporation's intention to redeem this Debenture shall be given by or on behalf of the Corporation to the Holder, not less than 10 business days prior to the date fixed for redemption, in the manner provided herein. The notice of redemption shall specify the redemption date, the redemption price and places of payment and shall state that all interest thereon shall cease from and after such redemption date. The Holder shall have the option, at any time following receipt of such notice of redemption and prior to the redemption date, to convert the Principal Amount and accrued interest into Shares in the manner set forth in ARTICLE 2.

3.3   DEBENTURE DUE ON REDEMPTION DATE

      Upon notice having been given as aforesaid, this Debenture shall, without prejudice to the right of the Holder to convert this Debenture into Shares prior to its redemption and provided this Debenture is not previously converted by the Holder, thereupon be and become due and payable at the redemption price, on the redemption date specified in such notice, in the same manner and with the same effect as if it were the date of maturity of this Debenture, anything herein to the contrary notwithstanding, and from and after such redemption date, if the moneys necessary to redeem this Debenture shall have been paid as hereinafter provided, this Debenture shall be cancelled and cease to be outstanding and interest upon this Debenture shall cease to accrue after said date.

3.4   PAYMENT OF REDEMPTION PRICE

      Upon this Debenture having been called for redemption as hereinbefore provided, the Corporation shall pay the redemption price to the Holder upon surrender of this Debenture, unless the Holder shall have converted this Debenture into Shares prior to the redemption date.

3.5   FAILURE TO SURRENDER DEBENTURE

      If the Holder fails to surrender this Debenture within five (5) days from the date fixed for redemption or does not either convert the Debenture into Shares or accept payment of the redemption price payable in respect thereof, such redemption price shall be set aside in trust for the Holder with a Canadian chartered bank or a Canadian trust company, and such setting aside shall for all purposes be deemed a payment to the Holder of the sum so set aside, and this Debenture shall thereafter be considered not to be outstanding and the Holder shall, thereafter, have no rights hereunder except to receive payment of the redemption price out of the moneys so paid and deposited, upon surrender and delivery up of this Debenture.

3.6   CANCELLATION OF DEBENTURES

      If this Debenture is redeemed by the Corporation, it shall forthwith be cancelled by the Corporation and no debenture shall be issued in substitution therefor.

                                   ARTICLE 4

                                    COVENANTS

4.1   PRINCIPAL AND INTEREST

      The Corporation will, if the Principal Amount is not converted as aforesaid, duly and punctually pay or cause to be paid to the Holder the principal amount of and interest accrued on this Debenture on the dates, at the places and in the manner set out in this Debenture.

                                   ARTICLE 5

                                  MISCELLANEOUS

5.1   DISCHARGE

      Upon payment by the Corporation to the Holder of the Principal Amount, interest thereon and other moneys payable by the Corporation under this Debenture the Holder shall deliver up this Debenture to the Corporation and shall execute and deliver to the Corporation such deeds and other documents as the Corporation may reasonably require to evidence the release and discharge of this Debenture.

5.2   SEVERABILITY

      If any covenant or provision herein is determined to be illegal, unenforceable or prohibited by applicable law, such illegality, unenforceability or prohibition shall not affect or impair the validity of any other covenant or provision herein.

5.3   LAWS OF ALBERTA

      This Debenture shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as an Alberta contract. The Holder hereby irrevocably submits to the jurisdiction of the courts of the Province of Alberta in respect of any action, suit or any other proceeding arising out of or relating to this Debenture.

5.4   NOTICES

      All notices, reports or other communications required or permitted by this Debenture shall be in writing and either delivered by hand, mail or by any form of electronic communication by means of which a written or typed copy is produced at the address of the recipient and shall be effective on actual receipt, unless sent (i) by mail in which case it shall be deemed to have been received and be effective on the date that is three business days following the date of mailing, or (ii) by electronic means in which case it is effective on the business day, next following the date of transmission. Such notices, reports or other communications shall be addressed to the relevant party, as follows:

(a)   if to the Corporation:

         808099 Alberta Ltd.
         1250, 639 - 5th Avenue S.W.
         Calgary, AB T2P 0M9
         Attention:  Chief Financial Officer

         Telecopier No.: (403) 571-8008

(b) if to the Holder, at the address of the Holder as set forth on the face page of the Subscription Agreement.

5.5   ENUREMENT

      This Debenture shall enure to the benefit of the Holder, its successors and assigns and shall be binding upon the Corporation and its successors and assigns.

5.6   TIME OF THE ESSENCE

      Time shall be of the essence of this Agreement.

5.7   MAXIMUM RATE PERMITTED BY LAW

      Under no circumstances shall the Holder be entitled to receive nor shall it in fact receive a payment or partial payment of interest, fees or other amounts under or in relation to this Debenture at a rate that is prohibited by applicable law. Accordingly, notwithstanding anything herein or elsewhere contained, if and to the extent that under any circumstances, the effective annual rate of "interest" (as defined in Section 347 of the Criminal Code of Canada) received or to be received by a Holder (determined in accordance with such section) on any amount of "credit advanced" (as defined in that section) pursuant to these presents or any agreement or arrangement collateral hereto entered into in consequence or implementation hereof would, but for this SECTION 5.7, be a rate that is prohibited by applicable law, then the effective annual rate of interest, as so determined, received or to be received by the Holder on such amount of credit advanced shall be and be deemed to be adjusted to a rate that is one whole percentage point less than the lowest effective annual rate of interest that is so prohibited (the "adjusted rate"); and, if the Holder has received a payment or partial payment which would, but for this SECTION 5.7, be so prohibited then any amount or amounts so received by the Holder in excess of the lowest effective annual rate that is so prohibited shall and shall be deemed to have comprised a credit to be applied to subsequent payments on account of interest, fees or other amounts due to the Holder at the adjusted rate.

                     APPENDIX 1 TO THE CONVERTIBLE DEBENTURE
                             OF 808099 ALBERTA LTD.


To:   808099 Alberta Ltd.
      1250, 639 - 5th Avenue S.W.
      Calgary, AB T2P 0M9


            The  undersigned   registered  Holder  of  the  within   convertible
debenture (the "Debenture") hereby irrevocably elects to convert $_______________ into Shares of 808099 Alberta Ltd. in accordance with the terms of the Debenture and directs that the Shares issuable upon the conversion of the foregoing be issued to the Holder (or person indicated below)*.


                  DATED ________________________, 200___.



                                ------------------------------------------------
                                (Signature of Registered Holder)


 Name:
      ------------------------------------------------


 -----------------------------------------------------
 (Address)


 -----------------------------------------------------
 (City and Province)


*Print name above in which the Shares issued on conversion are to be issued, delivered and registered, if not the Holder. If Common Shares are to be registered in the name of a person other than the registered Holder of the Debenture the Corporation may require that the signature of the registered Holder be guaranteed by a bank, member of a recognized stock exchange or Investment Dealers Association of Canada in a manner satisfactory to the Corporation and the Transfer Agent and Registrar.